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               SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES
                          Emerging Markets Debt Fund
                             High Yield Bond Fund
                               Money Market Fund

                       Supplement dated August 12, 2003
                    to the Prospectus dated April 30, 2003

   The following information revises and supersedes, as applicable, the information contained under "Dividends, distributions and taxes" in the Prospectus of the Salomon Brothers Institutional Investment Series.

   For taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by a fund as derived from "qualified dividend income" are taxed to individuals at the rates applicable to long-term capital gain. The funds do not expect a significant portion of fund distributions to be derived from qualified dividend income.